UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2015
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2015, Halozyme Therapeutics, Inc. issued a press release to report its financial results for the second quarter ended June 30, 2015. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated August 10, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

August 10, 2015	By:	/s/ Harry J. Leonhardt,, Esq.

	Name:	Harry J. Leonhardt,, Esq.
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 10, 2015